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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 8, 2005


                              SAMURAI ENERGY CORP.
                      (formerly J.R. Bassett Optical, Inc.)
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

             033-27651                                  87-0469497
    (Commission File Number)              (IRS Employer Identification Number)

                         11757 Katy Freeway, Suite 1300
                              Houston, Texas 77079
                    (Address of principal executive offices)

                                 (713) 771-5500
              (Registrant's telephone number, including area code)


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         1.        i.       Samurai Energy Corp., a Delaware corporation
                           ("Registrant") primary accountant, Davis, Monk & Company was dismissed by the Registrant on December 8, 2005.

                  ii. No reports on the financial statements prepared by Davis, Monk & Company over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals, except for concerns about the Company's ability to continue as a going concern.

                  iii. The decision to change accountants was, recommended and approved by the Board of Directors, on December 8, 2005.

                  iv. During the registrant's two most recent fiscal years, and the subsequent interim period through December 8, 2005 (the date of dismissal), there were no disagreements with Davis, Monk & Company on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Davis, Monk & Company would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.       i.       The registrant retained the services of the
                           accounting firm of Malone & Bailey, P.C. on December
                           8, 2005 as their principal accountant.

                  ii. During the Registrant's fiscal years ended December 31, 2003 and 2004 and any later interim period, including the interim up to and including the date the relationship with Davis, Monk & Company ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                 iii. During the Registrant's fiscal years ended December 31, 2003 and 2004, and any later interim period, including the interim up to and including the date the relationship with Davis, Monk & Company ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

                 iv. During the two most recent fiscal years and the subsequent interim period through July 29, 2005 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Registrant's fiscal years ended December 31, 2003 and 2004, and any later interim period, including the interim up to and including the date the relationship with Davis, Monk & Company ceased.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         None

Exhibits

         16 - Letter re change in certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAMURAI ENERGY CORP.



                                          By: /s/Samuel M. Skipper
                                             --------------------------------
                                                  Samuel M. Skipper, President


Date:  December 21, 2005



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                                   EXHIBIT 16

Davis, Monk & Company
Certified Public Accountants
& Business Consultants
4010 N.W. 25 Place
P.O. Box 13494 (32604)
Gainesville, Florida 32606
Phone: (352) 372-6300
Fax: (352) 375-1583

December 20, 2005

Board of Directors and Audit Committee
Samurai Energy Corp.
11757 Katy Freeway, Suite 1300
Houston, Texas 77079

Gentlemen:

This is to notify you that Davis, Monk & Company will not stand for reappointment as your auditors. This decision is based on the fact that Samurai Energy Corp. has moved its base of operations from Florida to Texas and that we do not work in the oil and gas industry. There have been no disagreements regarding accounting matters. It has been our pleasure to serve Samurai Energy Corp.

Sincerely,

DAVIS, MONK & COMPANY

/s/Harold Monk, C.P.A., P.A.
Partner